                                                                     EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed S-8 Registration Statement File No. 333-43473.


                                               ARTHUR ANDERSEN LLP

Washington, D.C.
March 19, 1998